MERRILL LYNCH
CONVERTIBLE
FUND, INC.



FUND LOGO



Quarterly Report

May 31, 1999




Officers and Directors
Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice
   President
Joseph T. Monagle Jr., Senior Vice President
Daniel A. Luchansky, Vice President
Donald C. Burke, Vice President and
   Treasurer
Ira P. Shapiro, Secretary

Custodian
The State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Convertible Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH CONVERTIBLE FUND, INC.


DEAR SHAREHOLDER


For the three months ended May 31, 1999, total returns for Merrill Lynch Convertible Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +5.84%, +5.53%, +5.56% and +5.75%, respectively. (Fund results do not include sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 2 and 3 of this report to shareholders.)


The Environment
While our long-term outlook for the equity market is constructive, our near-term outlook is more cautious. Although several key technical US stock market indicators improved in late March and April, they faltered in the final month of the quarter. For example, the New York Stock Exchange advance/decline indicator rose, but failed to exceed the highs made in early April of last year. Since then, it has declined somewhat and has not been able to resume an upward trend. The contrary indicator of investor sentiment became very bullish late in the period. In addition, valuations remained extreme by historical standards and speculation seemed to have increased. Illustrating these extreme valuations were the trailing price/earnings ratios of the major indexes. At May period end, price/earnings ratios were over 100 for the NASDAQ Composite Index, 82 for the NASDAQ 100 Index, 83 for the Russell 2000 Index (small cap stocks), 26 for the Dow Jones Industrial Average and 33 for the Standard & Poor's 500 Index.

These high valuations may reflect a new era of prosperity brought about by positive demographics, low inflation, as well as high and sustainable economic growth and productivity. Alternatively, they may represent abnormal excesses in valuations that are due to revert toward the mean. In this case, these high valuations may prove to be more reflective of what has already occurred rather than discounting a continuation of these positive economic fundamentals. US stocks may be undergoing a run up akin to the rise in Japanese equity prices in the late 1980s. At this time, it is impossible to tell which scenario will prove to be correct. However, history suggests to us that a cautious stance is appropriate, since most periods of extreme overvaluation have ended in painful and sometimes rapid reversion toward the mean.


Portfolio Matters
During the May quarter, the Fund's performance benefited from the strength of cyclicals, a sector in which we were overweight. We purchased several of these issues in the last 12 months--including Union Pacific Capital Trust convertible preferred stock and Case Corporation common stock--at bargain prices that were well below the highs they achieved during the quarter. Late in the quarter, Case agreed to be acquired by New Holland, NV for $55 per share in cash. While the transaction is not expected to be completed until late this year, its proposed price is more than twice the cost we paid in late 1998, thus validating the undervaluation that we perceived.

We were defensive with regard to credit quality during the May quarter, but some of the best gains in the convertible market came from more speculative-grade securities, notably in the areas of cable television, communications and the Internet. Although we declined to invest in several of the more speculative new technology issues, we believe the Fund's performance for the quarter illustrates how it is possible to seek attractive returns in the convertible securities market while preserving the attractive risk characteristics that convertibles offer relative to equities. Our investment of choice in the cable television area was a bond issued by Bell Atlantic Financial Services Inc., an A+/A1 rated credit, exchangeable into Cable and Wireless Communications PLC, one of the United Kingdom's largest cable companies. Our telephony exposure is in another Bell Atlantic Financial Services Inc. bond, this one exchangeable into Telecom Corp. of New Zealand. While these securities did not perform as well as the more speculative issues in the same industries, we believe that they are a lower-risk way to benefit from the growth of the communications sector. In addition, their investment values provide a firmer "bond floor" than the lower-grade issues in the event of price declines.


Merrill Lynch Convertible Fund, Inc.
May 31, 1999


In the technology area, we established positions in LSI Logic Corporation, Micron Technology Inc. and Sanmina Corporation. The first two companies manufacture semiconductors. The latter is a contract manufacturer of electronics. We also bought new convertible issues of Internet access providers PSInet Inc. and Mindspring Enterprises. We sold Amazon.com Inc.'s convertible bond at a profit after the company warned that losses in coming quarters would be greater than previously anticipated. We also took profits in Japanese holdings Sony Corporation, Matsushita Electric Industrial Company, Ltd., Sanyo Coca-Cola Bottling Co. and Tokyo Electron Ltd. after their prices had recovered.

As of May 31, 1999, the current yield and the weighted average conversion premium on the Fund's convertible investments were 5.04% and 30%, respectively.


In Conclusion
We believe that convertibles are a defensive way of participating in equity market advances because they combine the appreciation potential of common stocks with the risk-moderating attributes of fixed-income securities. In our opinion, this suggests that in the current market environment equity-oriented investors may want to consider adding convertibles to their asset mix.

We appreciate your continued investment in the Merrill Lynch
Convertible Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Daniel Luchansky)
Daniel Luchansky
Vice President and Portfolio Manager



June 25, 1999




PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).



Merrill Lynch Convertible Fund, Inc.
May 31, 1999


PERFORMANCE DATA (concluded)


None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                        Ten Years/
                                                   12 Month            3 Month       Since Inception
                                                 Total Return        Total Return      Total Return
ML Convertible Fund, Inc. Class A Shares++          - 9.06%             +5.84%           +106.59%
ML Convertible Fund, Inc. Class B Shares            -10.00              +5.53            -  0.78
ML Convertible Fund, Inc. Class C Shares            -10.00              +5.56            -  0.81
ML Convertible Fund, Inc. Class D Shares            - 9.24              +5.75            +  0.66

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception dates are Class A Shares, for the ten years ended 5/31/99 and Class B, Class C & Class D Shares, from 8/04/97 to 5/31/99.
++Investment results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was a closed-end, dual investment company. Results for this period reflect only capital appreciation of the Fund's holdings, and do not reflect income.


Average Annual Total Return


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares++*

Year Ended 3/31/99                        -13.02%        -17.59%
Five Years Ended 3/31/99                  + 7.15         + 6.00
Ten Years Ended 3/31/99                   + 7.83         + 7.25

++Performance results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was closed-end.
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge currently applicable to Class A Shares.


                                         % Return        % Return
                                       Without CDSC      With CDSC**

Class B Shares*

Year Ended 3/31/99                        -13.82%        -17.13%
Inception (8/04/97)
through 3/31/99                           - 2.40         - 3.55

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/99                        -13.90%        -14.73%
Inception (8/04/97)
through 3/31/99                           - 2.43         - 2.43

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                        -13.13%        -17.69%
Inception (8/04/97)
through 3/31/99                           - 1.62         - 4.77

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Convertible Fund, Inc.
May 31, 1999


SCHEDULE OF INVESTMENTS                                                                               (in US dollars)
                 S&P    Moody's      Face
Industry        Rating   Rating     Amount               Convertible Debentures                   Cost           Value
Advertising--1.5%  NR*    NR*   US$ 1,125,000  Interpublic Group Company Inc., 1.87% due
                                               6/01/2006                                     $    933,952   $    933,952

Automotive         A-     Baa1      1,000,000  Magna International Inc., 4.875%
Parts--2.9%                                    due 2/15/2005                                    1,017,500      1,025,000
                   B+     B2          750,000  Tower Automotive, Inc., 5% due 8/01/2004           750,000        804,375
                                                                                             ------------   ------------
                                                                                                1,767,500      1,829,375

Aviation                                       Kellstrom Industries Inc.:
Equipment--2.0%    B-     B3        1,000,000     5.75% due 10/15/2002                          1,000,000        885,000
                   B-     B3          500,000     5.50% due 6/15/2003                             500,000        405,625
                                                                                             ------------   ------------
                                                                                                1,500,000      1,290,625

Banking &          NR*    NR*         700,000  BankAtlantic Bancorp, Inc., 5.625%
Financial--0.9%                                due 12/01/2007                                     628,566        579,250

Conglomerates--    NR*    NR*         600,000  Polyphase Corporation, 12% due 7/01/1999***        600,000        132,000
0.2%

Electronics--1.3%  NR*    NR*         750,000  Sanmina Corporation, 4.25% due 5/01/2004           750,000        836,250

Energy--1.6%       BB     Ba2       1,000,000  Pennzenergy Company, 4.95% due 8/15/2008           980,000      1,016,250

Environmental--    A-     Baa3      1,000,000  Thermo Fibertek Inc., 4.50% due 7/15/2004          775,000        850,000
1.3%

Home               BBB+   A3        1,450,000  Newell Financial Trust I, 5.25% due
Furnishings--2.4%                              12/01/2027 (Preferred)                           1,571,924      1,504,375

Internet--0.3%     B-     B3          200,000  Mindspring Enterprises, 5% due 4/15/2006           200,000        172,250

Lodging--1.5%      BBB-   Baa3      1,000,000  Hilton Hotels Corp., 5% due 5/15/2006              987,500        938,750

Medical            NR*    NR*         550,000  Phoenix Shannon PLC, 9.50% due 11/01/2000          216,707          5,500
Supplies--0.0%

Networking         NR*    NR*       1,400,000  Network Associates, Inc., 5.195%
Products--0.7%                                 due 2/13/2018 (c)                                  536,508        418,250

Paper--3.0%        NR*    NR*       2,000,000  Metsa Serla Oyj (A Shares), 4.375% due
                                               10/15/2002                                       1,973,425      1,885,000

Pharmaceuticals--  B      NR*         375,000  Alpharma Inc., 3% due 6/01/2006                    375,000        375,000
3.5%               NR*    NR*         500,000  Genzyme Corp.--General Division, 5.25% due
                                               6/01/2005                                          505,000        613,125
                   NR*    NR*       1,200,000  Swiss Life Finance Ltd. (Convertible into
                                               Glaxo Wellcome PLC), 2% due 5/20/2003            1,272,750      1,239,000
                                                                                             ------------   ------------
                                                                                                2,152,750      2,227,125

Restaurants--1.6%  NR*    B2        1,000,000  Hometown Buffet Inc., 7% due 12/01/2002            967,500      1,045,000

Retail--Building   A+     A1        1,000,000  The Home Depot Inc., 3.25% due 10/01/2001        1,004,687      2,463,750
Materials--3.9%

Scientific         A-     Baa3        500,000  Thermo Optek Inc., 5% due 10/15/2000               517,500        491,250
Equipment--1.5%    A-     Baa3        500,000  ThermoQuest Corporation, 5% due 8/15/2000          507,500        491,875
                                                                                             ------------   ------------
                                                                                                1,025,000        983,125

Semiconductors--   B      NR*         375,000  LSI Logic Corporation, 4.25% due 3/15/2004         375,000        512,812
2.1%               B      B2          850,000  Micron Technology Inc., 7% due 7/01/2004           896,750        850,000
                                                                                             ------------   ------------
                                                                                                1,271,750      1,362,812


Merrill Lynch Convertible Fund, Inc.
May 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                 S&P    Moody's      Face
Industry        Rating   Rating     Amount               Convertible Debentures                   Cost           Value
Technology--2.3%                               Data General Corp.:
                   B      B3    US$   500,000     6% due 5/15/2004                           $    500,000   $    417,500
                   B      B3        1,250,000     6% due 5/15/2004                              1,205,000      1,040,625
                                                                                             ------------   ------------
                                                                                                1,705,000      1,458,125

Telecommunica-                                 Bell Atlantic Financial Services Inc.:
tions--5.5%        A+     A1        1,000,000     5.75% due 4/01/2003 (into Telecom Corp.
                                                  of New Zealand)                               1,012,500      1,025,000
                   NR*    NR*       2,400,000     4.25% due 9/15/2005 (into Cable &
                                                  Wireless Communications PLC)                  2,445,500      2,490,000
                                                                                             ------------   ------------
                                                                                                3,458,000      3,515,000

Water Treatment    BBB    Ba3         600,000  U.S. Filter Corp., 4.50% due 12/15/2001            636,000        588,000
Systems--0.9%

                                               Total Convertible Debentures--40.9%             25,641,769     26,034,764

                                      Shares
                                       Held    Convertible Preferred Stocks

Auto Parts--       B+     B1           20,000  Federal-Mogul Financial Trust, 7%                1,085,000      1,110,000
1.7%

Banking &          NR*    A1           10,000  Jefferson Pilot Corp. (ACES SM) (into
Financial--1.7%                                NATIONSBANK),7.25% (a)                             725,000      1,080,000

Construction &     BBB-   Baa3         25,000  Fleetwood Capital Trust, 6%                      1,260,625      1,028,125
Housing--3.6%      BBB-   Baa3         30,000  Fleetwood Capital Trust, 6%                      1,305,000      1,233,750
                                                                                             ------------   ------------
                                                                                                2,565,625      2,261,875

Containers--1.3%   B+     Ba3          20,000  Owens-Illinois Inc., 4.75%                       1,000,000        832,500

Energy--5.8%       BB     Ba1          30,000  CalEnergy Capital Trust II, 6.25%                1,457,050      1,473,750
                   BBB-   Baa2         40,000  Unocal Capital Trust, 6.25%                      2,136,250      2,210,000
                                                                                             ------------   ------------
                                                                                                3,593,300      3,683,750

Internet--1.1%     NR*    NR*          15,000  PSInet Inc., 6.75%                                 750,000        699,375

Oil & Gas          BBB    Baa3         10,000  Occidental Petroleum Corporation, $3.00            580,600        513,750
Producers--1.4%    B      B3            7,500  Pogo Trust I, 6.50%                                375,000        375,000
                                                                                             ------------   ------------
                                                                                                  955,600        888,750

Paper--2.2%        BBB-   Baal         28,000  International Paper Capital Trust, 5.25%         1,331,400      1,424,500

Railroads--2.6%    BB+    Ba2          32,000  Union Pacific Capital Trust, 6.25%               1,513,875      1,672,000

Real Estate        NR*    Baa1         45,000  Equity Residential Properties,
Investment                                     Series J, $2.15                                  1,207,854      1,335,937
Trusts--2.1%

Restaurants--      BBB-   Baa2         20,000  Wendy's Financing I, Series A, 5%                1,044,750      1,185,000
1.9%

Retail--1.7%       B+     Ba3          19,500  Kmart Financing I, 7.75%                         1,085,857      1,090,781

Steel--4.2%        B-     Caa          60,000  WHX Corporation, Series A, 6.50%                 2,584,540      2,062,500
                   A-     Baa1         78,610  Worthington Industries, Inc. (Convertible,
                                               Series DECS into Rouge Steel
                                               Common Stock), 7.25%                             1,328,902        619,054
                                                                                             ------------   ------------
                                                                                                3,913,442      2,681,554



Merrill Lynch Convertible Fund, Inc.
May 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                 S&P    Moody's      Face
Industry        Rating   Rating     Amount               Convertible Debentures                   Cost           Value
Telecommunica-     B-     B3           20,000  Loral Space and Communications Ltd., 6%       $    952,500   $    967,500
tions--1.5%

Utilities--1.4%    A      A2           20,000  Citizens Utilities Trust, 5%                       886,200        880,000

                                               Total Convertible Preferred Stocks--34.2%       22,610,403     21,793,522

                                                  Common Stocks &Warrants

Analytical Equipment                   70,000  Thermo Electron Corporation                      1,124,168      1,338,750
Manufacturing--2.1%

Building & Construction--1.3%          81,700  Morrison Knudsen Corporation                       998,337        811,894

Building Products--0.9%                15,000  Texas Industries, Inc.                             380,300        545,625

Computers--1.2%                        60,000  Silicon Graphics, Inc.                             965,557        742,500

Conglomerates--0.0%                   105,000  Polyphase Corporation***                           158,550         11,550
                                       52,500  Polyphase Corporation (Warrants)(b)***              13,125            525
                                       52,500  Polyphase Corporation (Warrants)(b)***              26,250          2,100
                                                                                             ------------   ------------
                                                                                                  197,925         14,175

Consumer & Business Services--1.6%     55,000  Cendant Corporation                              1,141,856      1,014,062

Consumer Products--1.7%                35,000  RJR Nabisco Holdings Corp.                       1,142,475      1,082,813

Healthcare Services--1.3%              60,000  HEALTHSOUTH Corporation                            658,699        802,500

Machinery--1.7%                        23,000  Case Corporation                                   543,943      1,081,000

Mining--1.6%                           37,000  Cyprus Amax Minerals Company                       625,776        464,813
                                       40,000  Inco Limited                                       739,218        570,000
                                                                                             ------------   ------------
                                                                                                1,364,994      1,034,813

Networking Products--1.1%              25,000  3Com Corporation                                 1,195,894        682,813

Oil & Gas Producers--1.9%              44,000  Diamond Offshore Drilling, Inc.                  1,086,268      1,199,000

Semiconductors--1.6%                   32,500  Cypress Semiconductor Corporation                  452,262        361,563
                                       85,000  Integrated Device Technology, Inc.                 776,940        669,375
                                                                                                1,229,202      1,030,938
Steel--1.8%                            15,000  AK Steel Holding Corporation                       225,581        360,000
                                       30,000  USX-U.S. Steel Group                               709,974        808,125
                                                                                             ------------   ------------
                                                                                                  935,555      1,168,125

Utilities--0.2%                        15,940  Citizens Utilities Company (Class B)               141,137        152,427

                                               Total Common Stocks & Warrants--20.0%           13,106,310     12,701,435



Merrill Lynch Convertible Fund, Inc.
May 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                   (in US dollars)
                                     Face
                                    Amount               Short-Term Securities                    Cost           Value
Commercial                     US$  2,086,000  General Motors Acceptance Corp.,
Paper**--3.3%                                  4.94% due 6/01/1999                           $  2,085,141   $  2,085,141

US Government                                  Federal Home Loan Mortgage Corporation:
Agency                              1,440,000     4.72% due 6/04/1999                           1,438,867      1,438,867
Obligations**--3.8%                 1,000,000     4.72% due 6/11/1999                             998,296        998,296
                                                                                             ------------   ------------
                                                                                                2,437,163      2,437,163

                                               Total Short-Term Securities--7.1%                4,522,304      4,522,304

Total Investments--102.2%                                                                    $ 65,880,786     65,052,025
                                                                                             ============
Short Sales (Proceeds--$22,577)--0.0%***                                                                          (2,406)

Liabilities in Excess of Other Assets--(2.2%)                                                                 (1,381,011)
                                                                                                            ------------
Net Assets--100.0%                                                                                          $ 63,668,608
                                                                                                            ============

Net Asset          Class A--Based on net assets of $39,071,219 and 3,387,822 share
Value:                      of beneficial interest outstanding                                              $      11.53
                                                                                                            ============
                   Class B--Based on net assets of $16,499,124 and 1,430,886 shares
                            of beneficial interest outstanding                                              $      11.53
                                                                                                            ============
                   Class C--Based on net assets of $3,350,156 and 290,719 shares of
                            beneficial interest outstanding                                                 $      11.52
                                                                                                            ============
                   Class D--Based on net assets of $4,748,109 and 410,596 shares of
                            beneficial interest outstanding                                                 $      11.56
                                                                                                            ============

(a)Adjustable Convertible Extendable Securities.
(b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  *Not Rated.
 **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
***Covered short sales entered into as of May 31, 1999 were as follows:

   Shares                Issue                           Value

    5,500            Polyphase Corporation           $     (2,406)
                                                     ------------
   Total (Proceeds--$22,577)                         $     (2,406)
                                                     ============


PORTFOLIO INFORMATION


As of May 31, 1999

                                         Percent of
Ten Largest Holdings                     Net Assets

Bell Atlantic Financial Services Inc.*      5.5%
The Home Depot Inc., 3.25% due
  10/01/2001                                3.9
Fleetwood Capital Trust, 6%*                3.6
Unocal Capital Trust, 6.25%                 3.5
WHX Corporation, Series A, 6.50%            3.2
Metsa Serla Oyj (A Shares), 4.375% due
  10/15/2002                                3.0
Union Pacific Capital Trust, 6.25%          2.6
Newell Financial Trust I, 5.25% due
  12/01/2027 (Preferred)                    2.4
CalEnergy Capital Trust II, 6.25%           2.3
Data General Corp., 6% due 5/15/2004*       2.3

*Includes combined holdings.


